UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2017 (February 14, 2017)

STATE AUTO FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.	Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On February 14, 2017, State Auto Financial Corporation (the "Company") issued a press release disclosing the Company’s results of operations for the three-month period and fiscal year ended December 31, 2016 (the “Release"). The full text of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The Release included a non-GAAP financial measure, net income from operations per diluted share. Net income from operations differs from GAAP net income only by the exclusion of realized capital gains (losses), net of applicable taxes, on investment activity for the periods being reported. For the three-month periods ended December 31, 2016 and 2015, GAAP net income was $0.77 per diluted share and $0.07 per diluted share, respectively, while net income from operations was $0.46 per diluted share and $0.00 per diluted share for the same respective periods. For the three-month periods ended December 31, 2016 and 2015, realized capital gains, net of applicable taxes, increased the GAAP net income per diluted share by $0.31 and $0.07, respectively. For the fiscal years ended December 31, 2016 and 2015, GAAP net income was $0.50 per diluted share and $1.23 per diluted share, respectively, while net loss from operations was $0.07 per diluted share compared to net income from operations of $0.85 per diluted share for the same respective periods. For the fiscal years ended December 31, 2016 and 2015, realized capital gains, net of applicable taxes, increased the GAAP net income per diluted share by $0.57 and $0.38, respectively.
Management uses net income (loss) from operations because it believes this calculation better indicates the Company’s operating performance than GAAP net income (loss) in that net income (loss) from operations excludes the sometimes volatile realized capital gains/losses, net of applicable federal income taxes, that can produce inconsistent results.

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure

The Company’s management conducted a conference call on February 14, 2017, at approximately 11:00 a.m., ET, to review the Company’s financial results for the three-month period and fiscal year ended December 31, 2016, and to respond to questions from interested investors and financial analysts. A transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
In addition to the Consolidated Statements of Income and reconciliation schedules included with the Release, the Company makes available on its website additional supplemental schedules containing financial information for the Company. This information is available at www.stateauto.com by clicking “News Releases” under the “Investors” tab.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release issued by State Auto Financial Corporation on February 14, 2017, regarding results of operations for the three-month period and fiscal year ended December 31, 2016.
99.2	Transcript of conference call held by management of State Auto Financial Corporation on February 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: February 17, 2017	/s/ Steven E. English
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by State Auto Financial Corporation on February 14, 2017, regarding results of operations for the three-month period and fiscal year ended December 31, 2016.
99.2	Transcript of conference call held by management of State Auto Financial Corporation on February 14, 2017.